Financial Instruments and Financial Risk Management (Tables)	6 Months Ended
Jun. 30, 2025
Financial Instruments and Financial Risk Management
Schedule of Fair Value Measurement by Levels of Financial Assets

The following tables set forth the Company's financial assets measured at fair value by level within the fair value hierarchy for the periods indicated (in thousands):

June 30, 2025	Level 1	Level 2	Level 3	Total
Financial asset – FID(1)	$—	$—	$51,421	$51,421
Investment in Aqualung	—	—	5,350	5,350

(1)
Includes $31.0 million and $20.4 million related to SWA Lithium and Texas Lithium, respectively.

December 31, 2024	Level 1	Level 2	Level 3	Total
Financial asset – FID(1)	$—	$—	$48,138	$48,138
Investment in Aqualung	—	—	2,335	2,335

(1)
Includes $28.4 million and $19.7 million related to SWA Lithium and Texas Lithium, respectively.

Schedule of Assets and Liabilities Exposed to Currency Risk

	June 30, 2025	December 31, 2024
Cash	$21,528	$8,057
Investment in Aqualung	5,350	2,335
Accounts payable	44	47